Finance of America Companies Inc. and Subsidiaries Unaudited Pro Forma Condensed Consolidated Financial Statements	Exhibit 99.1
On February 28, 2023, Finance of America Companies Inc. (the “Company”) completed the previously announced discontinuation of the operations of its Mortgage Originations segment, other than its Home Improvement channel (the “Wind Down”). The commencement of the Wind Down was previously disclosed by the Company in its Current Report on Form 8-K filed with the Securities and Exchange Commission on October 21, 2022. The unaudited pro forma condensed consolidated financial information giving effect to the Wind Down is filed in this Exhibit 99.1.
The Wind Down constituted a significant disposition for the Company and qualifies for discontinued operations under U.S. generally accepted accounting principles. As a result, the following unaudited pro forma condensed consolidated statements of operations for the nine months ended September 30, 2022 (Successor), the nine months ended December 31, 2021 (Successor), the three months ended March 31, 2021 (Predecessor), and for the years ended December 31, 2020 and 2019 (Predecessor) are presented as if the Wind Down were completed on January 1, 2019. The following unaudited pro forma condensed consolidated statement of financial position as of September 30, 2022 is presented as if the Wind Down were completed on September 30, 2022.
The unaudited pro forma condensed consolidated financial statements are based on the historical financial statements prepared in accordance with U.S. generally accepted accounting principles and are presented based on information currently available. They are intended for informational and illustrative purposes only and are not intended to represent the Company’s financial position or results of operations had the Wind Down and related events occurred on the dates indicated or to project the Company’s financial performance for any future period. The unaudited pro forma condensed consolidated financial statements do not include adjustments to reflect any potential synergies or dis-synergies that may result from the Wind Down. The pro forma adjustments are based on available information and certain assumptions that management believes are reasonable under the circumstances, and are presented for informational purposes only.
The historical columns in the unaudited pro forma condensed consolidated financial statements reflect the Company’s historical financial statements for the periods presented and do not reflect any adjustments related to the Wind Down and related events.
The unaudited pro forma condensed consolidated financial statements have been prepared in accordance with Article 11 of Regulation S-X, and should be read in conjunction with the following: (i) the accompanying notes to the unaudited pro forma condensed consolidated financial information; (ii) the audited consolidated financial statements and accompanying notes and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” included in the Company’s Annual Report on Form 10-K for the annual period ended December 31, 2021; and (iii) the unaudited condensed consolidated financial statements and accompanying notes and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” included in the Company’s Quarterly Report on Form 10-Q for the nine months ended September 30, 2022.

Finance of America Companies Inc. and Subsidiaries Unaudited Pro Forma Condensed Consolidated Financial Statements	Exhibit 99.1

	September 30, 2022
	Finance of America Companies Inc. and Subsidiaries Historical	Discontinued Operations Adjustments		Finance of America Companies Inc. and Subsidiaries Pro Forma
ASSETS
Cash and cash equivalents	$169,072	$(43,702)	(a)	$125,370
Restricted cash	210,147	—	(a)	210,147
Loans held for investment, subject to Home Equity Conversion Mortgage-Backed Securities ("HMBS") related obligations, at fair value	10,916,551	—		10,916,551
Loans held for investment, subject to nonrecourse debt, at fair value	6,741,391	—		6,741,391
Loans held for investment, at fair value	1,307,413	—		1,307,413
Loans held for sale, at fair value	859,650	(614,199)	(a)	245,451
Mortgage servicing rights ("MSRs"), at fair value, $59,800 subject to nonrecourse MSRs financing liability	103,069	—		103,069
Derivative assets	89,899	(17,596)	(a)	72,303
Fixed assets and leasehold improvements, net	19,828	—		19,828
Intangible assets, net	438,300	—		438,300
Other assets, net	334,577	(42,920)	(a)	291,657
TOTAL ASSETS	$21,189,897	$(718,417)		$20,471,480

LIABILITIES AND EQUITY
HMBS related obligations, at fair value	$10,784,841	$—		$10,784,841
Nonrecourse debt, at fair value	6,745,526	—		6,745,526
Other financing lines of credit	2,305,999	(601,635)	(a)	1,704,364
Payables and other liabilities	395,635	(116,782)	(a)	278,853
Notes payable, net (includes amounts due to related parties of $30,000)	382,810	—		382,810
TOTAL LIABILITIES	20,614,811	(718,417)		19,896,394
Commitments and Contingencies
EQUITY
Class A Common Stock, $0.0001 par value; 6,000,000,000 shares authorized; 62,959,276 shares issued and outstanding at September 30, 2022	6	—		6
Class B Common Stock, $0.0001 par value; 1,000,000 shares authorized, 15 shares issued and outstanding at September 30, 2022	—	—		—
Additional paid-in capital	876,140	—		876,140
Accumulated deficit	(577,272)	—		(577,272)
Accumulated other comprehensive loss	(367)	—		(367)
Noncontrolling interest	276,579	—		276,579
TOTAL EQUITY	575,086	—		575,086
TOTAL LIABILITIES AND EQUITY	$21,189,897	$(718,417)		$20,471,480
(a)    Amounts attributable to the Mortgage Originations segment, excluding the Home Improvement channel.

Finance of America Companies Inc. and Subsidiaries Pro Forma Condensed Consolidated Statement of Operations (Unaudited) (In thousands, except share data)	Exhibit 99.1

	For the nine months ended September 30, 2022
	Successor
	Finance of America Companies Inc. and Subsidiaries Historical	Discontinued Operations Adjustments		Finance of America Companies Inc. and Subsidiaries Pro Forma
REVENUES
Gain on sale and other income from loans held for sale, net	$226,336	$(239,210)	(a)	$(12,874)
Net fair value gains on loans and related obligations	5,672	—		5,672
Fee income	316,798	(44,350)	(a)	272,448
Net interest expense:
Interest income	41,748	(35,054)	(a)	6,694
Interest expense	(110,900)	26,716	(a)	(84,184)
Net interest expense	(69,152)	(8,338)		(77,490)
TOTAL REVENUES	479,654	(291,898)		187,756

EXPENSES
Salaries, benefits, and related expenses	549,755	(264,639)	(a)	285,116
Occupancy, equipment rentals, and other office related expenses	22,103	(13,566)	(a)	8,537
General and administrative expenses	361,613	(92,945)	(a)	268,668
TOTAL EXPENSES	933,471	(371,150)		562,321
IMPAIRMENT OF INTANGIBLES AND OTHER ASSETS	(138,184)	128,884	(a)	(9,300)
OTHER, NET	41,234	—		41,234
NET LOSS BEFORE INCOME TAXES	(550,767)	208,136		(342,631)
Benefit for income taxes	(17,249)	—	(a)	(17,249)
NET LOSS	(533,518)	208,136		(325,382)
Noncontrolling interest	(399,859)	140,806	(a)	(259,053)
NET LOSS ATTRIBUTABLE TO CONTROLLING INTEREST	$(133,659)	$67,330		$(66,329)

EARNINGS PER SHARE
Basic weighted average shares outstanding	61,993,353	61,993,353		61,993,353
Basic net loss per share	$(2.16)	$(1.09)	(a)	$(1.07)
Diluted weighted average shares outstanding	188,375,945	188,375,945		188,375,945
Diluted net loss per share	$(2.34)	$(0.82)	(a)	$(1.52)
(a)    Amounts attributable to the Mortgage Originations segment, excluding the Home Improvement channel.

Finance of America Companies Inc. and Subsidiaries Pro Forma Condensed Consolidated Statement of Operations (Unaudited) (In thousands, except share data)	Exhibit 99.1

	For the nine months ended December 31, 2021
	Successor
	Finance of America Companies Inc. and Subsidiaries Historical	Discontinued Operations Adjustments		Finance of America Companies Inc. and Subsidiaries Pro Forma
REVENUES
Gain on sale and other income from loans held for sale, net	$564,525	$(547,101)	(a)	$17,424
Net fair value gains on loans and related obligations	341,750	—		341,750
Fee income	386,065	(80,453)	(a)	305,612
Net interest expense:
Interest income	43,925	(41,524)	(a)	2,401
Interest expense	(107,694)	34,205	(a)	(73,489)
Net interest expense	(63,769)	(7,319)		(71,088)
TOTAL REVENUES	1,228,571	(634,873)		593,698

EXPENSES
Salaries, benefits, and related expenses	768,105	(466,397)	(a)	301,708
Occupancy, equipment rentals, and other office related expenses	23,389	(13,947)	(a)	9,442
General and administrative expenses	392,262	(133,062)	(a)	259,200
TOTAL EXPENSES	1,183,756	(613,406)		570,350
IMPAIRMENT OF GOODWILL AND INTANGIBLE ASSETS	(1,380,630)	768,897	(a)	(611,733)
OTHER, NET	14,142	—		14,142
NET LOSS BEFORE INCOME TAXES	(1,321,673)	747,430		(574,243)
Benefit for income taxes	(20,671)	15,574	(a)	(5,097)
NET LOSS	(1,301,002)	731,856		(569,146)
Noncontrolling interest	(929,202)	513,948	(a)	(415,254)
NET LOSS ATTRIBUTABLE TO CONTROLLING INTEREST	$(371,800)	$217,908		$(153,892)

EARNINGS PER SHARE
Basic weighted average shares outstanding	59,849,638	59,849,638		59,849,638
Basic net loss per share	$(6.21)	$(3.64)	(a)	$(2.57)
Diluted weighted average shares outstanding	190,597,249	190,597,249		190,597,249
Diluted net loss per share	$(6.52)	$(3.65)	(a)	$(2.87)
(a)    Amounts attributable to the Mortgage Originations segment, excluding the Home Improvement channel.

Finance of America Companies Inc. and Subsidiaries Pro Forma Condensed Consolidated Statement of Operations (Unaudited) (In thousands, except share data)	Exhibit 99.1

	For the three months ended March 31, 2021
	Predecessor
	Finance of America Companies Inc. and Subsidiaries Historical	Discontinued Operations Adjustments		Finance of America Companies Inc. and Subsidiaries Pro Forma

REVENUES
Gain on sale and other income from loans held for sale, net	$291,334	$(286,481)	(a)	$4,853
Net fair value gains on loans and related obligations	76,663	—		76,663
Fee income	161,371	(32,731)	(a)	128,640
Net interest expense:
Interest income	12,661	(12,483)	(a)	178
Interest expense	(34,366)	11,592	(a)	(22,774)
Net interest expense	(21,705)	(891)		(22,596)
TOTAL REVENUES	507,663	(320,103)		187,560

EXPENSES
Salaries, benefits, and related expenses	238,530	(174,030)	(a)	64,500
Occupancy, equipment rentals, and other office related expenses	7,597	(5,220)	(a)	2,377
General and administrative expenses	127,187	(40,443)	(a)	86,744
TOTAL EXPENSES	373,314	(219,693)		153,621
OTHER, NET	(8,892)	—		(8,892)
NET INCOME BEFORE INCOME TAXES	125,457	(100,410)		25,047
Provision for income taxes	1,137	—		1,137
NET INCOME	124,320	(100,410)		23,910
Contingently Redeemable Noncontrolling Interest ("CRNCI")	4,260	—		4,260
Noncontrolling interest	201	—		201
NET INCOME ATTRIBUTABLE TO CONTROLLING INTEREST	$119,859	$(100,410)		$19,449
(a)    Amounts attributable to the Mortgage Originations segment, excluding the Home Improvement channel.

Finance of America Companies Inc. and Subsidiaries Pro Forma Condensed Consolidated Statement of Operations (Unaudited) (In thousands, except share data)	Exhibit 99.1

	For the year ended December 31, 2020
	Predecessor
	Finance of America Companies Inc. and Subsidiaries Historical	Discontinued Operations Adjustments		Finance of America Companies Inc. and Subsidiaries Pro Forma
REVENUES
Gain on sale and other income from loans held for sale, net	$1,178,995	$(1,171,368)	(a)	$7,627
Net fair value gains on loans and related obligations	311,698	—		311,698
Fee income	389,869	(118,237)	(a)	271,632
Net interest expense:
Interest income	42,584	(41,688)	(a)	896
Interest expense	(123,001)	39,792	(a)	(83,209)
Net interest expense	(80,417)	(1,896)		(82,313)
TOTAL REVENUES	1,800,145	(1,291,501)		508,644

EXPENSES
Salaries, benefits, and related expenses	868,265	(656,264)	(a)	212,001
Occupancy, equipment rentals, and other office related expenses	29,621	(21,817)	(a)	7,804
General and administrative expenses	395,871	(145,317)	(a)	250,554
TOTAL EXPENSES	1,293,757	(823,398)		470,359
OTHER, NET	(6,131)	—		(6,131)
NET INCOME BEFORE INCOME TAXES	500,257	(468,103)		32,154
Provision for income taxes	2,344	—		2,344
NET INCOME	497,913	(468,103)		29,810
Contingently Redeemable Noncontrolling Interest ("CRNCI")	(21,749)	—		(21,749)
Noncontrolling interest	1,274	—		1,274
NET INCOME ATTRIBUTABLE TO CONTROLLING INTEREST	$518,388	$(468,103)		$50,285
(a)    Amounts attributable to the Mortgage Originations segment, excluding the Home Improvement channel.

Finance of America Companies Inc. and Subsidiaries Pro Forma Condensed Consolidated Statement of Operations (Unaudited) (In thousands, except share data)	Exhibit 99.1

	For the year ended December 31, 2019
	Predecessor
	Finance of America Companies Inc. and Subsidiaries Historical	Discontinued Operations Adjustments		Finance of America Companies Inc. and Subsidiaries Pro Forma
REVENUES
Gain on sale and other income from loans held for sale, net	$464,308	$(462,700)	(a)	$1,608
Net fair value gains on loans and related obligations	329,526	—		329,526
Fee income	199,099	(64,372)	(a)	134,727
Net interest expense:
Interest income	37,323	(36,673)	(a)	650
Interest expense	(138,731)	37,076	(a)	(101,655)
Net interest expense	(101,408)	403		(101,005)
TOTAL REVENUES	891,525	(526,669)		364,856

EXPENSES
Salaries, benefits, and related expenses	529,250	(369,526)	(a)	159,724
Occupancy, equipment rentals, and other office related expenses	32,811	(25,453)	(a)	7,358
General and administrative expenses	256,217	(105,966)	(a)	150,251
TOTAL EXPENSES	818,278	(500,945)		317,333
OTHER, NET	4,332	—		4,332
NET INCOME BEFORE INCOME TAXES	77,579	(25,724)		51,855
Provision for income taxes	949	—		949
NET INCOME	76,630	(25,724)		50,906
Contingently Redeemable Noncontrolling Interest ("CRNCI")	21,707	—		21,707
Noncontrolling interest	511	—		511
NET INCOME ATTRIBUTABLE TO CONTROLLING INTEREST	$54,412	$(25,724)		$28,688
(a)    Amounts attributable to the Mortgage Originations segment, excluding the Home Improvement channel.

Finance of America Companies Inc. and Subsidiaries Notes to Pro Forma Condensed Consolidated Financial Statements (Unaudited)	Exhibit 99.1
1.Basis of Presentation
The unaudited pro forma condensed consolidated financial statements are based on the historical condensed consolidated financial statements of the Company as adjusted to give effect to the Wind Down of the operations of its Mortgage Originations segment, other than its Home Improvement channel. The unaudited pro forma condensed consolidated statements of operations for the nine months ended September 30, 2022 (Successor), the nine months ended December 31, 2021 (Successor), the three months ended March 31, 2021 (Predecessor), and the years ended December 31, 2020 (Predecessor) and December 31, 2019 (Predecessor) give effect to the Wind Down as if it were completed on January 1, 2019. The unaudited pro forma condensed consolidated statement of financial condition as of September 30, 2022 gives effect to the Wind Down as if it were completed on September 30, 2022. The discontinued operations adjustments for the Wind Down consist of those necessary to account for the Wind Down and are based on available information and certain assumptions that management believes are reasonable. Actual future results may be different than what is presented in these unaudited pro forma condensed consolidated financial statements.